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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 22, 2003

                                   NBTY, INC.

               (Exact name of registrant as specified in charter)

                                     0-10666
                            (Commission file number)

            DELAWARE                                         11-2228617
(State or other jurisdiction of                           (I.R.S. Employer
 incorporation or organization)                            Identification No.)


      90 Orville Drive
      Bohemia, New York                                         11716
(Address of principal executive offices)                      (Zip Code)

                                 (631) 567-9500
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1 Press release issued by NBTY, Inc. dated July 22, 2003

ITEM 9.  REGULATION FD DISCLOSURE

This information, furnished under this "Item 9. Regulation FD Disclosure," is also being furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release Nos. 33-8216 and 34-47583.

This Form 8-K and the attached Exhibit are furnished to comply with Item 9 and
Item 12 of Form 8-K. Neither this Form 8-K nor the attached Exhibit are to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall either of them be deemed incorporated by reference in any filing under the Securities Act of 1933 (except as shall be expressly set forth by specific reference in such filing).

On July 22, 2003, NBTY, Inc. issued a press release announcing its fiscal third quarter earnings results. A copy of the press release, including financial statements, is attached as Exhibit 99.1.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 22, 2003
                                  NBTY, INC.



                                  By: /s/ Harvey Kamil
                                      -----------------------------------------
                                          Harvey Kamil
                                          President and Chief Financial Officer